UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 24, 2006

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On August 24, 2006, Rite Aid Corporation (“Rite Aid”) announced that it had entered into definitive agreements with The Jean Coutu Group (PJC) Inc. (“Jean Coutu”) to acquire all of the outstanding capital stock of The Jean Coutu Group (PJC) USA, Inc., a wholly-owned subsidiary of Jean Coutu, which is engaged in the business of owning and operating a network of retail pharmacy stores conducting business under the Eckerd and Brooks banners.

Furnished as Exhibit 99.1 hereto and incorporated herein by reference is the joint press release issued by Rite Aid and Jean Coutu regarding the transaction.  Furnished as Exhibit 99.2 hereto and incorporated herein by reference is a copy of the slides that will be used by Rite Aid during the webcast conference call in connection with the announcement.

The webcast conference call will be held at 9:30 a.m. Eastern Time, August 24, 2006.  The conference call number is 1-877-654-4425 from within the U.S. and Canada or 1-706-679-0005 from outside the U.S. and Canada.  The call will be simulcast via the internet and can be accessed through Rite Aid’s website at www.riteaid.com.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

99.1         Joint press release issued by Rite Aid Corporation and The Jean Coutu Group (PJC) Inc. on August 24, 2006

99.2         Copy of the slides to be used for the August 24, 2006 webcast conference call

Additional Information and Where to Find It

Rite Aid intends to file with the Securities and Exchange Commission a proxy statement in connection with the proposed transaction.  The proxy statement will be mailed to the stockholders of Rite Aid.  STOCKHOLDERS OF RITE AID ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Such proxy statement (when available) and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission’s website (http://www.sec.gov) or by contacting our Secretary, Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011.

Participants in the Solicitation

Rite Aid and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. The participants in such solicitation may include Rite Aid’s executive officers and directors.  Further information regarding persons who may be deemed participants will be available in Rite Aid’s proxy statement to be filed with the Securities and Exchange Commission in connection with the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

RITE AID CORPORATION

Date: August 24, 2006	By:	/s/ Robert B. Sari
	Name:	Robert B. Sari
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBITS

99.1	Joint press release issued by Rite Aid Corporation and The Jean Coutu Group (PJC) Inc. on August 24, 2006

99.2	Copy of the slides to be used for the August 24, 2006 webcast conference call